UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 7, 2022
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
On February 7, 2022, John Chen, Executive Chairman and Chief Executive Officer of BlackBerry Limited (the “Company”), adopted a written stock trading plan (the “Trading Plan”) with an independent broker for an orderly disposition of a portion of his common shares of the Company for personal financial planning purposes. The Trading Plan provides for the sale of shares on a periodic basis at prevailing market prices subject to specified minimum price thresholds. Under the Trading Plan, Mr. Chen may sell up to 2,900,000 common shares of the Company, or approximately 32% of the shares under his ownership or control.
The Trading Plan commences on March 9, 2022 and terminates on February 28, 2023. Mr. Chen has no discretion or influence over the process or timing of sales of common shares that are made pursuant to the Trading Plan, and any voluntary modification or termination of the Trading Plan is subject to a 30-day waiting period.
The Trading Plan is designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws, including Staff Notice 55-317 of the Canadian Securities Administrators. Rule 10b5-1 and applicable Canadian securities laws permit a public company’s insiders to adopt written, pre-arranged plans for trading in the company’s securities under specified conditions and for specified periods of time. A plan may be entered into when an insider is not in possession of material, non-public information and enables trading to occur on an automatic basis regardless of whether the insider subsequently becomes aware of any material, non-public information.
Transactions made under the Trading Plan will be reported to the Securities and Exchange Commission and through SEDI in Canada in accordance with applicable securities laws and will bear a notation to advise that the dispositions relate to the Trading Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	February 8, 2022	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer